As filed with the Securities and Exchange Commission on April 7, 2009 Securities Act Registration No. 33-56696 Investment Company Act File No. 811-6446
U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-2
[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X] Pre-Effective Amendment No. 6 [ ] Post-Effective Amendment No.
and/or [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X] Amendment No. 6
The Cuba Fund, Inc. (Exact Name of Registrant as Specified in Charter)
The Herzfeld Building, P.O. Box 161465, Miami, FL 33116 (Address of Principal Executive Offices (Number, Street, City, State, Zip Code))
(305) 271 – 1900 (Registrant’s Telephone Number, including Area Code)

Thomas J. Herzfeld The Herzfeld Building P.O. Box 161465 Miami, FL 33116 (Name and Address of Agent for Service)

COPIES TO:
Joseph V. Del Raso, Esquire Pepper Hamilton, LLP 3000 Two Logan Square, 18th and Arch Streets Philadelphia, PA 19103-2799 (215) 981-4000

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  [  ]

It is proposed that this filing will become effective (check appropriate box)
[  ]  when declare effective pursuant to section 8(c)

If appropriate, check the following box:
[  ]  This amendment designates a new effective date for a previously filed registration statement.
[  ]  This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, no par value		$	$	$

(1)           Includes ______ shares subject to the Underwriter’s over-allotment option.
(2)           Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion,
Preliminary Prospectus dated __________, 200_

PROSPECTUS

_________ Shares

THE CUBA FUND, INC.

Common Stock

The Cuba Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company.  The Fund’s investment objective is to seek maximum total return by investing in securities of issuers and companies that are likely, in the opinion of the Adviser, to benefit from political, legal and economic developments in Cuba.  The Fund’s investment adviser is HERZFELD/CUBA (the “Adviser”), a division of Thomas J. Herzfeld Advisors, Inc.

To achieve its investment objective, the Fund initially will invest at least 80% of its total assets in securities issued by agricultural commodities, food products, telecommunications, pharmaceutical, biotechnology and postal delivery service companies doing business in Cuba and, to the extent permissible under United States law, including the Trade Sanctions Reform and Export Enhancement Act of 2000, in a broad range of securities of issuers that engage in substantial trade with and derive substantial revenues from operations in Cuba.  The Fund will also invest, to the extent possible, in the securities of companies the assets of which are considered to be U.S. assets, and which assets were confiscated by the Cuban government (“Cuban confiscated assets”), as further described herein.  If and when the U.S. embargo against Cuba is lifted, the Fund will invest directly in securities of issuers that are strategically linked to Cuba, including companies domiciled in Cuba.  Additionally, the Fund may invest up to 20% of its assets in equity and fixed income securities of various other issuers that are not strategically linked to Cuba.

The Fund’s net asset value can be expected to fluctuate, and no assurance can be given that the Fund will achieve its investment objective.  An investment in the Fund’s shares should not constitute a complete investment program.  U.S. law currently prohibits direct or indirect investment in Cuba, subject to limited exceptions.  No assurances can be given that the U.S. trade embargo against Cuba will be lifted in the foreseeable future.  If later permitted by U.S. law, an investment in the securities of an issuer domiciled in Cuba would be speculative.  See “Risk Factors/Special Considerations” and “Investment Objective and Policies.”

Until the U.S. trade embargo against Cuba is lifted, the Fund will not make any investments prohibited by such embargo.  If the prohibition is lifted, the Fund will invest directly in the equity securities of issuers that strategically are linked to Cuba, including issuers domiciled in Cuba.  Investment in the Fund’s Common Stock (“Common Stock”) involves special considerations that are not normally associated with investments in securities of U.S. companies or in shares of investment companies that invest primarily in the securities of foreign countries.  Investment in the Fund may result in greater price volatility and lesser liquidity because of the uncertainties of the securities markets in Central and South America and the Caribbean Basin.  If later permitted by U.S. law, an investment in the securities of an issuer domiciled in Cuba would be speculative.  See “Risk Factors/Special Considerations.”

Investors are advised to read this prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future reference. A statement of additional information (SAI) dated __________, 200_, as may be supplemented, containing additional information regarding the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this prospectus. A copy of the statement of additional information, the table of contents of which appears on page ___ of this prospectus, may be obtained without charge by calling the Fund toll-free at (___) ___________.  The same toll-free number may also be used to request, at no charge, the Fund’s Annual and Semi-Annual Reports, and to request other information about the Fund or to make shareholder inquiries.

Reports and information about the Fund (including the SAI and Annual and Semi-Annual Reports) are available free of charge at the Fund’s Web site, www.thecubafund.com.  These documents also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC, 20549.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Prior to this Offering, there has been no public market for the Common Stock.  Preference will be given to stockholders of the Herzfeld Caribbean Basin Fund, Inc., another closed-end investment company advised by the Adviser, enabling such stockholders to purchase the Common Stock at a lower sales commission.  Shares of the Fund are offered by the Fund’s underwriter on a [best-efforts] basis.  The underwriter intends to apply for listing of the Common Stock on the [New York] Stock Exchange.  It is anticipated that shares of the Fund will be offered at a maximum offering price of $10 per share during the initial offering period which is expected to terminate on ______________, 200_, unless extended.

Shares of closed-end investment companies have in the past frequently traded at discounts from their net asset values and initial offering prices.  The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering of the company’s shares.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Price to Public	Maximum Price to Public (1)	Maximum Underwriting Discount(1)(2)	Proceeds to Fund(3)
Per Share		$	$
Total		$	$

(1)
The “Maximum Price to Public” and “Maximum Underwriting Discount” per share will be reduced to $_____ and $_____, respectively, for purchases in single transactions of between $_______ and up to $______, to $______ and $______, respectively, for purchases in single transactions of between $_______ up to $_________ and to $____ and $____, respectively, for purchases in single transactions of over $_________.  See “Underwriting.”

(2)	The Fund and the Adviser have agreed to indemnify Thomas J. Herzfeld & Co., Inc. against certain liabilities under the Securities Act of 1933. See “Underwriting.”
(3)	Before deducting organizational and offering expenses payable by the Fund estimated at $______.

The shares are offered by Thomas J. Herzfeld & Co., Inc. (the “Underwriter”), subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions.  The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part.  It is expected that delivery of the shares will be made in Miami, Florida on or about _________________, 200_.

The address of the Fund is The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116.  The Fund’s telephone number is (305) 271-1900.

Thomas J. Herzfeld & Co., Inc.

The date of this Prospectus is _____________, 200_

PROSPECTUS SUMMARY

The following is qualified by more detailed information contained elsewhere in the prospectus.

The Fund
The Cuba Fund, Inc. (the “Fund”) is a non-diversified, closed-end investment company designed for U.S. and other investors desiring to participate in the potential benefits from political, legal and economic developments in Cuba.  See “The Fund” and “Investment Objective and Policies.”

Investment Objective and Policies
The Fund’s investment objective is to seek maximum total return.  The Fund initially will seek to achieve this objective by investing in securities issued by agricultural commodities, food products, telecommunications, pharmaceutical, biotechnology and postal delivery service companies doing business in Cuba and, to the extent permissible under United States law, including the Trade Sanctions Reform and Export Enhancement Act of 2000, in a broad range of securities of issuers that engage in substantial trade with and derive substantial revenues from operations in Cuba.  The Fund will also invest, to the extent possible, in the securities of companies the assets of which are considered to be U.S. assets, and which assets were confiscated by the Cuban government (“Cuban confiscated assets”).  If and when the U.S. trade embargo against Cuba is lifted, the Fund will invest directly in securities of issuers that are strategically linked to Cuba, including companies domiciled in Cuba.  Additionally, the Fund may invest up to 20% of its assets in equity and fixed income securities of various other issuers which are not strategically linked to Cuba.  United States law currently prohibits investment in Cuba, with limited exceptions.  No assurances can be given that the U.S. trade embargo against Cuba will be lifted or that the Fund will achieve its investment objective.  See “Risk Factors/Special Considerations” and “Investment Objective and Policies.”

The Offering
The Fund is offering _________ shares of its Common Stock (no par value) through Thomas J. Herzfeld & Co., Inc. (the “Underwriter”) on a [best-efforts] basis.  It is anticipated that shares of the Fund will be offered at a maximum offering price of $10 per share during the initial offering period which is expected to terminate on ______________, 200_, unless extended.  The maximum underwriting fee shall be $0.80 per share sold. The Fund will issue to purchasers in the initial offering, warrants to purchase _____ additional shares of Common Stock at the offering price.  Such warrants will expire 120 days after their date of issuance.  Additionally, at the discretion of the Fund’s Board of Directors, the Fund intends to conduct a rights offering when the U.S. embargo against Cuba is lifted.  Pursuant to such an offering, the Fund would grant rights to its existing stockholders to purchase additional shares of Common Stock at a discount to the Fund’s net asset value per share, subject to the approval of stockholders and the requirements of the Investment Company Act of 1940 (the “1940 Act”).  The issuance of additional shares of Common Stock through warrants and rights may dilute a stockholder’s interest in the Fund.  Also, if there is little demand for the Common Stock in the trading market, the additional shares issued through warrants or a rights offering may depress the market price of the Common Stock.  All payments received prior to the initial offering termination date will be held in a separate escrow account. The Fund intends to issue shares and commence investment operations on the initial offering termination date.  The Fund intends to apply for a listing of the Common Stock on the [New York] Stock Exchange.

Investment Adviser
HERZFELD/CUBA (the “Adviser”), a division of Thomas J. Herzfeld Advisors, Inc. (Herzfeld Advisors), a Miami-based U.S. investment adviser established in 1984, will act as investment adviser to the Fund.  The Adviser has acted as investment adviser to The Herzfeld Caribbean Basin Fund, Inc., a closed-end investment company, since 1993.  Herzfeld Advisors has served a number of individual clients with regard to advice relating to investment in securities of other closed-end funds.  The Adviser expects that if the U.S. trade embargo against Cuba is lifted, it will advise the Fund and possibly other clients with respect to other investment opportunities in Cuba.  See “Adviser.”  The Fund will pay the Adviser a monthly fee at the annual rate of 1.5% of the Fund’s average monthly net assets.  That fee is higher than the advisory fee paid by most investment companies.  See “Adviser.”

Risk Factors/Special Considerations
Investing in the securities of non-U.S. issuers will involve certain risks and considerations not typically associated with investing in securities of U.S. issuers.  These risks include currency fluctuations, political and economic risks, including nationalization and expropriation, reduced levels of publicly available information concerning issuers, reduced levels of government regulation of foreign securities markets.  To the extent investments are made in companies and issuers located in foreign markets/countries they may involve special considerations, such as limited liquidity and small market capitalization of the securities markets in those regions, currency devaluations, high inflation and repatriation restrictions.

Most investments in Cuba, directly or indirectly, are currently prohibited under U.S. law, with limited exceptions.  However, if investment in Cuba is permitted under U.S. law, certain considerations not typically associated with investing in securities of U.S. companies should be considered, including: (1) restrictions on foreign investment and on repatriation of capital invested in Cuba; (2) unstable currency exchange and fluctuation; (3) the cost of converting foreign currency into U.S. dollars; (4) potential price volatility and lesser or lack of liquidity of shares listed on a securities market (if one is established); (5) continued political and economic risks including a new government that, if not properly stabilized, may lead to the risk of nationalization or expropriation of assets and the risk of civil war; (6) the absence of a developed legal structure governing private or foreign investments and private property; (7) the absence of a capital market structure or market oriented economy; (8) the difficulty of assessing the financial status of particular companies; and (9) uncertain tax consequences related to investments in assets that were Cuban confiscated assets, when such assets may become restituted. There can be no assurances that the U.S. trade embargo will ever be lifted or, if and when such normalization commences, that the Adviser will be able to identify direct investments in issuers domiciled in Cuba that are acceptable for the Fund.

The possibility of events such as the terrorist attacks in the U.S. on September 11, 2001 and the threat of additional attacks, and the resulting political instability and concerns over safety and security aspects of traveling, have had a significant adverse impact on demand and pricing in the travel and vacation industry, a historically important component of Cuba’s economy, and may continue to do so in the future.

As a non-diversified investment company, the Fund’s investments will involve greater risks than would be the case for a similar diversified investment company because the Fund is not limited by the 1940 Act, in the percentage of its assets that may be invested in the assets of a single issuer, and, as a result, may be subject to greater risk with respect to portfolio securities.  The Fund will seek to qualify for registered investment company status under Subchapter M of the Internal Revenue Code, except if such qualification would severely restrict the Fund’s investment opportunities.  However, the Fund may have difficulties meeting the diversification requirements under Subchapter M and, therefore, may not qualify for favorable tax treatment under the Internal Revenue Code.  See “Risk Factors/Special Considerations” and “Taxation.”

Certain corporate actions that may be taken by the Board of Directors may result in dilution of the value of a stockholder’s investment in the Fund.  Such actions include the payment of dividends in additional shares of Common Stock through the Dividend Reinvestment Plan and issuance of additional shares in a rights offering.  Additionally, the Board may authorize the issuance of a preferred class of stock which would adversely affect the rights of owners of the Common Stock.  See “Description of Common Stock.”

Secondary Market Trading
The Fund intends to apply for listing of its Common Stock on The [New York] Stock Exchange.  To the extent shares of the Fund are traded, an investor should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value.  During the periods when shares of a closed-end fund trade at a discount from net asset value, the market price of such shares is less than the value of such fund’s net assets attributable thereto.  This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s net asset value may decrease.  The Fund cannot predict whether its shares will trade at, above, or below net asset value.  In the event that Fund shares trade at a discount to net asset value, the Fund has a policy that it will not use any artificial means to narrow the discount.  Consequently, during the first fifteen years of the Fund’s operations, the Board of Directors does not intend to make any share repurchases, tender offers, buybacks, or to liquidate the Fund, convert to an open-end investment company, merge with another company, or adopt high payout policies.  After fifteen years of operations, the Board will review and reconsider this policy.

Certain Charter Provisions
The Fund’s Articles of Incorporation include provisions that could have the affect of: inhibiting the Fund’s possible conversion to open-end status; limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund’s adviser or the composition of its Board of Directors; and depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  See “Description of Common Stock.”

Dividends and Distributions
The Fund intends to distribute annually to its stockholders substantially all of its net investment income and net short term capital gains.  The Fund will determine annually whether to distribute any net realized net long-term capital gains in excess of net realized short-term capital losses; however, it currently expects to distribute any excess annually to its stockholders.  See “Taxation.”  Pursuant to the Fund’s Dividend Reinvestment and Cash Plan, stockholders have the option of having all distributions automatically reinvested in shares of Common Stock to be issued by the Fund.  If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue the new shares to Plan participants at net asset value.  If the market price per share on the valuation date is less than net asset value, the plan agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the [New York] Stock Exchange or elsewhere, for the participants’ accounts.  It is possible that the market price for the Common Stock may increase before the plan agent has completed its purchases.  Therefore, the average purchase price per share paid may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund.  The plan agent will make the purchases shortly after the payment date, but in no event later than the ex-dividend date for the next distribution.

Transfer Agent and Registrar; Dividend Paying Agent	___________ will act as the Fund’s transfer agent and registrar and dividend paying agent. See “Transfer Agent and Registrar; Dividend Paying Agent.”

Custodian	_____________ will act as the custodian of the Fund’s assets. See “Custodian.”

FEE TABLE

Stockholder Transaction Expenses
Sales Load (as a percentage of the offering price)	[ ]%
Dividend Reinvestment and Cash Purchase Plan Fees	None(1)
Annual Fund Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.5%
Interest Payments on Borrowed Funds	0.00%
Other Expenses	[0.5]%
Acquired Fund Fees and Expenses(2)	[__]
Total Annual Expenses	[2.0]%

(1) You will pay brokerage charges if you direct the plan agent to sell your Common Stock held in a dividend reinvestment account.

(2) Fees and expenses incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for the exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

The foregoing Fee Table and Example are intended to assist stockholders in understanding the various costs and expenses that a stockholder will bear directly or indirectly.  “Other Expenses” are based upon estimated amounts for the current fiscal year.  For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund – Expenses of the Fund” in this prospectus and the SAI.

The Example assumes the reinvestment of all dividends and distributions at NAV and an expense ratio of [   ]%.  The Example should not be considered a representation of past or future expenses or rate of return and actual expenses or rates of return may be more or less than those assumed for purposes of the Example.  In addition, while the Example assumes the reinvestment of all dividends and distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV.

THE FUND

The Cuba Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on October 10, 1991, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund will seek to achieve its objective of maximum total return by investing in securities of issuers and companies that are likely, in the opinion of the Adviser, to benefit from political, legal and economic developments in Cuba.  See “Investment Objective and Policies.”  The Fund maintains its principal offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116.

The Fund’s adviser is HERZFELD/CUBA (the “Adviser”), a division of Thomas J. Herzfeld Advisors, Inc., a Miami-based U.S. investment adviser.  See “Management of the Fund.”

USE OF PROCEEDS

The net proceeds of the Offering, after underwriting discounts and organizational and offering expenses payable by the Fund, are estimated to be $__________ and will be invested in accordance with the policies set forth under “Investment Objective and Policies.”  The Adviser anticipates that the proceeds will be invested promptly as investment opportunities are identified, depending on market conditions and availability of appropriate securities.  The Adviser believes it may take in excess of six months to fully invest the net proceeds of the Offering in light of its belief that Cuban securities, when available for investment, may have relatively small market capitalization and low trading volumes, however it is anticipated substantially all of the proceeds will be invested within two years.  Pending such investments, it is anticipated that the proceeds will be invested in short-term money market instruments.  All proceeds of the Offering will be paid to the Fund in U.S. dollars.  The organizational and offering expenses of the Fund have been advanced by the Adviser and will be repaid by the Fund from the proceeds of the Offering.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek maximum total return.  The Fund will pursue its objective by investing primarily in securities of issuers and companies that are likely, in the opinion of the Adviser, to benefit from political, legal and economic developments in Cuba.  Under normal market conditions, the Fund initially will invest at least 80% of its total assets in securities issued by agricultural commodities, food products, telecommunications, pharmaceutical, biotechnology and postal delivery service companies doing business in Cuba and, to the extent permissible under United States law, including the Trade Sanctions Reform and Export Enhancement Act of 2000 (“TSRA”), in a broad range of securities of issuers that engage in substantial trade with and derive substantial revenues from operations in Cuba.  The Fund will also invest, to the extent possible, in the securities of companies the assets of which are considered to be U.S. assets, and which assets were confiscated by the Cuban government (“Cuban confiscated assets”).  The Cuban confiscated assets include most of the electricity generated in Cuba (Cuban Electric Company, a company publicly traded in the U.S. and listed on NASDAQ), the entire telephone system, most of the mining industry and large tracts of commercially valuable land (between 1.5 and 2 million acres).

In October 2000, the U.S. Congress passed legislation, later signed by the President into law on October 28, 2000, which changed the U.S.-Cuba trade relationship by enacting certain exceptions from U.S. sanctions legislation for agricultural and medical exports.  The TSRA was not comprehensive and some prohibitions remain.  The ban on U.S. imports from Cuba were not changed by this legislation.  As a result of the 2000 Act, for the period January 2002 through March 2003, it has been reported that exports to Cuba from the United States totaled $255 million.  Moreover, U.S. companies, as opposed to the U.S. government or others, accounted for 18% of all U.S. food imports into Cuba during that period.

In 2008, there have been reported increases in U.S. agricultural sales to Cuba.  According to Reuters, “the value of U.S. agricultural sales to Cuba soared 61% in 2008 to $710 million, a record amount since American producers began exporting to Cuba.”1  The U.S.-Cuba Trade and Economic Council (the “Council”), which monitors trade with Cuba under the TSRA noted that “the increased sales were due mainly to higher food prices, with increased volume in some products.”2  There is also pending legislation that may ease some of the burdens associated with the embargo.

In February 2009, the Freedom to Travel to Cuba Act was introduced in the U.S. House of Representatives, which would allow American citizens unrestricted travel to Cuba for the first time since 1963 and would also lift limits on travel by Cuban exiles living in the United States.  In March 2009, The U.S. Senate and the House of Representatives eased restrictions on Cuban-American exiles to visit family members in Cuba.

As long as the U.S. embargo prohibiting trade with Cuba is in effect, the Fund will not make any investments prohibited by U.S. law.  The Fund also may invest up to 20% of its assets in equity and fixed income securities of various other issuers which are not strategically linked to Cuba.  At such time as it becomes legally permissible for U.S. entities to invest in Cuba, the Fund will invest directly in securities of issuers that are strategically linked to Cuba, including companies domiciled in Cuba.

The Fund’s investment objective and its policy of investing at least 80% of its total assets in Cuban-related securities and up to 20% of its total assets in other issuers are non-fundamental and may be changed by the Board of Directors without the approval of a majority of the Fund’s outstanding voting securities.  As used in this prospectus, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares.  However, the Fund will not change its investment objective or investment policies without at least 60 day’s prior written notice to its stockholders.  The Fund is designed primarily for long-term investment, and investors should not consider it a trading vehicle.  An investment in the Fund’s shares should not constitute a complete investment program.  The Fund’s net asset value can be expected to fluctuate, and no assurance can be given that the Fund will achieve its investment objective.

____________________
1 Marc Frank, U.S. food sales to Cuba soar 61 percent in 2008, REUTERS, Feb. 11, 2009 (quoting statistics provided by the U.S.-Cuba Trade and Economic Council).

2 Id.

The Fund may vary its investment policy for temporary defensive purposes when, in the opinion of the Adviser, such a change is warranted due to changes in the securities markets in which the Fund may invest or other economic or political conditions affecting such markets.  For temporary defensive purposes, the Fund may reduce its position in equity and equity-linked securities and invest in U.S. Treasury bills and U.S. dollar denominated bank time deposits and certificates of deposit rated high quality or better by any nationally recognized statistical rating organization or, if unrated, of equivalent investment quality as determined by the Adviser.  The banks whose obligations may be purchased by the Fund will include any member of the U.S. Federal Reserve System.  The Fund will not be seeking to achieve its stated investment objective when it has assumed a temporary defensive position.

SPECIAL LEVERAGE CONSIDERATIONS

Hedging Transactions

The Fund may employ one or more of the hedging, risk management and revenue enhancement techniques described below, primarily to protect against a decrease in the U.S. dollar equivalent value of its portfolio securities denominated in foreign currencies or in the payments thereon that may result from an adverse change in foreign currency exchange rates.  Conditions in the securities, futures, options and foreign currency markets will determine whether and under what circumstances the Fund will employ any of the techniques or strategies described below.  The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”) and the Federal tax requirements applicable to regulated investment companies.  See “Taxation.”

Pursuant to applicable law and subject to certain restrictions, the Fund may effect hedging transactions on a variety of U.S. and foreign exchanges.  The operations of U.S. exchanges are considered to be subject to more stringent regulation and supervision than those of certain non-U.S. exchanges.

If any percentage limitations applicable to the transactions described below are exceeded due to market fluctuations after an initial investment, the Fund may not enter into new transactions of the type to which the exceeded limitation applies until the total of the Fund’s commitments with respect to such transactions falls within the applicable limitation.

Forward Foreign Currency Exchange Contracts

The Adviser believes that in some circumstances the purchase and sale of forward foreign currency exchange contracts (“forward contracts”) may help offset declines in the U.S. dollar equivalent value of the Fund’s assets denominated in foreign currencies and in the income available for distribution to the Fund’s stockholders that would result from adverse changes in the exchange rate between the U.S. dollar and such foreign currencies.  For example, the U.S. dollar equivalent value of the principal of, and rate of return on, the Fund’s foreign denominated securities will decline if the exchange rate fluctuates between the U.S. dollar and such foreign currency whereby the U.S. dollar increases in value.  Such a decline could be partially or completely offset by an increase in the value of a foreign currency forward contract.  The Fund may purchase forward contracts involving either the currencies in which certain of its portfolio securities are denominated or, in cross-hedging transactions, other currencies, changes in the value of which correlate closely with the changes in the value of the currencies in which its portfolio securities are denominated.  The Fund will enter into such cross-hedging transactions (i) only with respect to currencies whose foreign exchange rate changes historically have shown a high degree of correlation to changes in the foreign exchange rate of the currency in which the hedged asset is denominated (a “correlated currency”), and (ii) only when the Adviser believes that the increase in correlation risk is offset by the lower transaction costs and increased liquidity available for financial instruments denominated in the correlated currency.

The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency, or (ii) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of the Fund’s total assets committed to the consummation of the contract.

Although the use of forward contracts may protect the Fund against declines in the U.S. dollar equivalent value of the Fund’s assets, such use may reduce the possible gain from advantageous changes in the value of the U.S. dollar against particular currencies in which the Fund’s assets are denominated.  Moreover, the use of forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of, or rates of return on, the assets held in the Fund’s portfolio.

The use of forward contracts will subject the Fund to certain risks.  The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the asset that is the subject of the hedge generally will not be precise.  The success of any of these techniques will depend on the ability of the Adviser to predict correctly movements in foreign currency exchange rates.  If the Adviser incorrectly predicts the direction of such movements or if unanticipated changes in foreign currency exchange rates occur, the Fund’s performance may be poorer than if it had not entered into such contracts.  The cost to the Fund of engaging in forward contracts will vary with such factors as the foreign currency involved, the length of the contract period and the prevailing market conditions, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar.  Consequently, because the Fund may not always be able to enter into forward contracts at attractive prices, it will be limited in its ability to use such contracts to hedge its assets or for other risk management purposes.  In addition, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue.

Options on Foreign Currencies

The Fund may purchase and write put and call options on foreign currencies to protect against a decline in the U.S. dollar equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. dollar equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price.  A foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

As in the case of other types of options, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Any options on foreign currencies written by the Fund will be covered.  A call option is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written, so long as the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.  The Fund will cover any put option it writes on foreign currencies by holding with its custodian, in a segregated account, cash or liquid securities in an amount equal to the option price.

The Fund will not purchase or write options on foreign currencies if, as a result, the Fund will have more than 20% of the value of its total assets invested in, or at risk with respect to, such options.

Futures Contracts

The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of foreign stock or bond indices or other financial indices that the Adviser determines are appropriate to hedge the risks associated with changes in interest rates or general fluctuations in the value of the Fund’s portfolio securities.

Pursuant to the regulations of the CFTC, and subject to certain restrictions, the Fund may purchase or sell futures contracts that are traded on U.S. exchanges that have been designated as contract markets by the CFTC.  The Fund may also generally purchase or sell futures contracts that are subject to the rules of any foreign board of trade (“foreign futures contracts”).  The Fund may not, however, trade a foreign futures contract based on a foreign stock index unless the contract has been approved by the CFTC for trading by U.S. persons.

[The Fund is required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin is required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open.]

In accordance with CFTC regulations, to the extent that the Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Fund will not enter into such transactions if immediately thereafter the sum of the amounts of initial margin deposits and premiums on the Fund’s existing futures contracts or options would exceed 5% of the fair market value of the Fund’s total assets. The Adviser reserves the right to comply with such different standards as may be established by the CFTC with respect to the purchase or sale of futures contracts and foreign futures contracts.

Options on Securities and Options on Indices

The Fund may purchase or sell exchange traded or over-the-counter put and call options on its portfolio securities.

The Fund may write covered put and call options on portfolio securities to generate additional revenue for the Fund and, in certain circumstances, as a partial hedge (to the extent of the premium received less transaction costs) against a decline in the value of portfolio securities and in circumstances in which the Adviser anticipates that the price of the underlying securities will not increase above or fall below (in the case of put options) the exercise price of the option by an amount greater than the premium received (less transaction costs incurred) by the Fund.  Although writing put and call options may generate additional revenue for the Fund, such revenue is incidental to the Fund’s efforts to achieve its investment objective.  The Fund’s strategy limits potential capital appreciation in the portfolio securities subject to the options.

The Fund may write only covered options.  “Covered” means that, so long as the Fund is obligated as the writer of a call option, it will own either the underlying securities or an option to purchase the same underlying securities having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a segregated account consisting of cash or liquid securities having a value equal to the fluctuating market value of the option securities.  The Fund will cover any put option it writes by maintaining a segregated account with its custodian as described above.

The Fund may not purchase or write options on securities or options on indices if, as a result, the Fund will have more than 5% of the value of its total assets invested in, or at risk with respect to, either such class of options.

The Fund’s successful use of options and futures depends on the ability of the Adviser to predict the direction of the market, and is subject to various additional risks.  The investment techniques and skills required to use options and futures successfully are different from those required to select equity and equity-linked securities for investment.  The correlation between movements in the price of the option or future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures and options, as the composition of the Fund’s portfolio diverges from the composition of the index underlying such index futures and options.  In addition, the ability of the Fund to close out a futures or options position depends on a liquid secondary market.  There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time.  The securities the Fund will be required to maintain in segregated accounts in connection with its hedging transactions will not be available for investment in accordance with the Fund’s investment objective of long-term capital appreciation.

On U.S. exchanges, once an option contract has been accepted for clearance, the exchange clearing organization is substituted as both buyer and seller of the contract, thereby guaranteeing the financial integrity of the option contract. Options on securities and on indices traded on certain non-U.S. exchanges may not be so guaranteed by a clearing organization.  The absence of such a role for a clearing organization on such a non-U.S. exchange would expose the Fund to the credit risk of its counterparty.  If its counterparty were to default on its obligations, the Fund could lose the expected benefit of the transaction.

Short Sales

The Fund may make short sales of securities for purposes of hedging securities held or to seek to enhance the performance of the Fund. In a short sale transaction, the Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security’s price declines, but may result in losses if a security’s price does not decline in price. When the Fund engages in short sales, unless the short sale is otherwise “covered” in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of liquid assets equal to the difference between: (a) the market value of the security sold short as calculated on a daily basis and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale).  In addition, until the Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short.  Short sale transactions will be conducted so that not more than 10% of the value of the Fund’s total assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

Repurchase Agreements

When cash may be available to the Fund for only a few days, the Fund may invest such cash in repurchase agreements until such time as it otherwise may be invested or used for payments of obligations of the Fund. In these transactions, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price and date. The resale price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the security purchased. The obligation of the seller to pay the agreed-upon price is secured by the value of the underlying securities, which is maintained at the Fund’s custodian at a value at least equal to the resale price. The Adviser monitors the adequacy of the collateral on a daily basis to ensure that the collateral always equals or exceeds the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund could suffer a loss to the extent proceeds from the sale of collateral were less than the value of the contract.  The Fund will limit its investments in repurchase agreements to those which the Adviser, under the guidelines of the Board of Directors, determines present minimal credit risks and which are of high quality.  In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund’s yield under such agreements, which is monitored on a daily basis.  Repurchase agreements do not constitute cash, cash items, receivables or government securities for purposes of the federal tax diversification test. Therefore, the Fund limits its investments in repurchase agreements with any one bank, dealer, broker or other entity in order to comply with the federal tax diversification test.

Portfolio Turnover

It is the Fund’s policy to sell any security whenever, in the opinion of the Adviser, the appreciation possibilities of the security have been substantially realized or the business or market prospects for the issuer of such security have deteriorated, irrespective of the length of time that such security has been held.  In addition, the Fund from time to time may engage in short-term transactions in order to take advantage of what the Adviser believes to be market inefficiencies in the pricing of equity and equity-linked securities.  The Adviser expects that the Fund’s annual rate of portfolio turnover may exceed 100% at times when the Fund is taking advantage of short-term trading opportunities or if a complete reallocation of the Fund’s investment portfolio becomes advisable upon the lifting of the U.S. embargo.  A 100% annual turnover rate would occur if all of the securities in the Fund’s portfolio were replaced once within a period of one year.  The turnover rate has a direct effect on the transaction costs borne by the Fund.

INVESTMENT LIMITATIONS

As a non-fundamental policy, the Fund will not use any artificial means to reduce the discount in the Fund’s trading price from its net asset value such as share repurchases, tender offers, buybacks, liquidate the Fund, convert to an open-end investment company, merge with another company, or adopt high payout policies.  After 15 years of operations, the Fund’s Board will review this policy and may eliminate it if it deems it advisable.

The Fund may invest in other investment companies, subject to limitations set forth in the 1940 Act.

The Fund may issue additional shares of its Common Stock or hold a rights offering, when the Board of Directors determines that it would be in the best interests of the Fund’s stockholders.

Additional investment limitations for the Fund are set forth in the SAI.

RISK FACTORS/SPECIAL CONSIDERATIONS

Investment in securities of Cuban or other foreign companies involves, among others, the considerations set forth below that are not typically associated with investments in securities of U.S. companies or in shares of investment companies that invest primarily in the securities of a number of foreign countries.

Investments in Cuba

Most investments in Cuba, directly or indirectly, are currently prohibited under U.S. law, with only limited exceptions.  However, if investment in securities issued by companies domiciled in Cuba is permitted under U.S. law, the following considerations not typically associated with investing in securities of U.S. companies should be considered.  Cuba is the largest country in the Caribbean Basin region and has a population of approximately [11.1 million.]  The Cuban economy, centrally planned and largely state owned, is highly dependent on the agricultural sector, tourism and foreign trade.

Sugar currently provides Cuba about [37%] of its export revenues and generates hard currency.  However, sugar has become a depressed commodity in world markets for two reasons.  First, the principal importing nations, including both the United States and Russia (including Commonwealth countries), have increased their own sugar production.  And second, the worldwide trend in the use of artificial sweeteners is affecting the demand for sugar.

Since the dissolution of the former Soviet Union, Cuba is no longer able to rely on price supports for sugar and on discounts on the price of oil imported from the former Soviet Union into Cuba.  Subsidized oil shipments to Cuba from Russia have been severely if not entirely suspended, in part because of economic conditions in Russia.  Also, Cuba is no longer offered financial assistance by way of price supports or discounts from the former Soviet bloc countries.  The trading bloc of Communist countries which, for a long time, sheltered Cuba’s economy no longer exists.

Tourism is another important source of hard currency earned by Cuba.  However, since U.S. citizens face substantial restrictions on travel and tourist spending in Cuba, the profitable U.S. tourist market is not currently available to Cuba, which has impeded the growth of Cuban tourist facilities.

Because Cuba is in default on billions of dollars of outstanding loans advanced by foreign commercial banks, it is no longer able to borrow in the world markets.  As an alternative to raising cash, foreign investors are being sought to undertake joint venture projects, including tourist facilities.  However, these ventures appear to have limited economic impact and are not likely to rescue Cuba from the financial problems it now faces.  Because of these serious financial problems Cuba may find it increasingly more difficult to survive as a Marxist socialist government.  Should the Communist regime fail and a free market economy develop, immediate opportunities for investment should develop in areas where Cuba has been traditionally competitive, including sugar, tourism, mining, tobacco, fisheries, agricultural products, and rum.  These products and services lend themselves to development with relatively little investment with the possibility of an economic return in the short to intermediate term.  However, no assurance can be given that a smooth transition from the Communist form of government to a free market economy would occur and some difficulties might develop with an attempted privatization of these services and industries.  Moreover, there can be no assurance that such developments will be economically favorable to achievement of the Fund’s investment objective.

There are currently no known investment related disclosure standards in Cuba because the Communist form of government prohibits private ownership of property.  Investment related disclosure standards may develop as a result of an increase in the use of joint ventures between the Cuban government and certain foreign private entities as the need for raising cash becomes more urgent.  Also, it is likely that investment related disclosure standards will develop if the Communist regime fails and the Cuban economy shifts to capitalism and privatization of industry occurs.

Political and Economic Risks

The Fund’s investments could be adversely affected by political, legal or economic developments in the foreign markets/countries in which the Fund will invest, including currency fluctuations, nationalization and expropriation, confiscatory taxation, reduced levels of publicly available information concerning issuers, reduced levels of government regulation of foreign securities markets or the imposition of exchange controls or other developments that could affect investment in those markets/countries, including a total loss of the investments in such countries.  Such investments also may be subject to greater fluctuations in price than securities issued by U.S. corporations.  To the extent investments are made in companies and issuers located in foreign markets/countries they may involve special considerations, such as limited liquidity and small market capitalization of the securities markets in those regions, currency devaluations, high inflation and repatriation restrictions.

Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies, which may make it more difficult to make informed investment decisions.  Dividends, interest and capital gains realized on securities issued by foreign companies may be subject to withholding and other foreign taxes, which may decrease the net return on these investments as compared to dividends, interest and capital gains realized on securities issued by the U.S. Government or by domestic companies.

In particular, should political, legal and economic conditions in Cuba shift to a democratic form of government with a free market economy, thereby creating generally favorable investment conditions with respect to securities of issuers that are likely to benefit from such developments in Cuba, such investments may involve substantial elements of risk for achievement of the Fund’s investment objective. Investments in securities of Cuban companies, if permitted by U.S. law, may be subject to certain political and economic risks in addition to the risks associated with investment in the securities of issuers domiciled in other foreign countries. Investments in securities of Cuban companies upon a conversion to capitalism will be speculative and involve risks not usually associated with investments in securities of issuers in more developed market economies.  The risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures or institutions governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Communist governments in a number of countries have expropriated large amounts of private property in the past, in many cases without adequate compensation.  There can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of its investments in the affected countries.

In addition, the possibility of events such as the terrorist attacks in the U.S. on September 11, 2001 and the threat of additional attacks, and the resulting political instability and concerns over safety and security aspects of traveling, have had a significant adverse impact on demand and pricing in the travel and vacation industry, a historically important component of Cuba’s economy, and may continue to do so in the future.

Cuban Confiscated Assets

From 1959 and on, the Cuban government confiscated assets belonging to U.S. taxpayers and to others.  Assets confiscated included a number of businesses operated in Cuba, but owned by U.S. citizens and businesses.  Portions of the assets of some of these companies are controlled outside of Cuba, but most of the assets are under the control of the Cuban government.  Investments in Cuban confiscated assets may be subject to uncertain tax consequences related to the settlement of claims against Cuban confiscated assets when such assets may be released or restituted.

The Fund’s Investments and Operations

The Fund may invest up to 100% of its total assets in securities which are not readily marketable.  Under current market conditions, many investments by the Fund are likely to be in such securities.  Investments by the Fund in over-the-counter options on equity securities and indices also may not be readily marketable.

The Fund initially intends to invest at least 80% of its total assets in securities issued by agricultural commodities, food products, telecommunications, pharmaceutical, biotechnology and postal delivery service companies doing business in Cuba and, to the extent permissible under United States law, including the Trade Sanctions Reform and Export Enhancement Act of 2002, in a broad range of securities of issuers that engage in substantial trade with and derive substantial revenues from operations in Cuba.  As a result of this investment strategy, the Fund may be subject to greater risk with respect to portfolio securities than investment companies that seek diversification through investment in the securities of a number of foreign countries.

The Fund’s ratio of expenses to average net assets is expected to be higher than that of many other U.S. investment companies, because the costs attributable to foreign investing frequently are higher than those attributable to domestic investing.  The Fund will bear the cost of converting foreign currency to U.S. dollars.  Also, because of the lack of a trading market in Cuba, the Adviser is unable to determine what market and commission structures will develop and how they would compare to commissions charged on U.S. exchanges.

The Fund is a non-diversified, closed-end management investment company with no previous operating history.  Shares of closed-end investment companies frequently trade at a discount from net asset value, but in certain instances have traded above net asset value.  The net asset value of the Fund’s shares is expected to fluctuate, and the Fund cannot predict whether and the extent to which its shares will trade at, below or above their net asset value.  In the event that Fund shares trade at a discount to net asset value, the Fund has a non-fundamental policy that it will not use any artificial means to narrow the discount.  Therefore, during the first fifteen years of the Fund’s operations, the Board of Directors shall not be obligated to make any share repurchases, tender offers, buybacks, liquidate the Fund, convert to an open-end investment company, merge with another company, or adopt high payout policies.  After fifteen years of operations, the Board will review and reconsider this policy.

The Fund will seek to qualify for registered investment company status under Subchapter M of the Internal Revenue Code, except if such qualification would severely restrict the Fund’s investment opportunities.  However, the Fund may have difficulties meeting the diversification requirements under Subchapter M and, therefore, may not qualify for favorable tax treatment under the Internal Revenue Code.  See “Taxation.”

Certain corporate actions that may be taken by the Board of Directors may result in dilution of the value of a stockholder’s investment in the Fund.  Such actions include issuance of warrants, authorizing payment of dividends in additional shares of Common Stock through the Dividend Reinvestment Plan and issuance of additional shares through a rights offering.  Additionally, the Board has the authority to issue a preferred class of stock which would adversely affect the rights of owners of the Common Stock.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer.  Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to an investor than an investment in a similar diversified company because a decline in the value of a single stock held by the Fund may have a greater impact on the Fund’s net asset value and consequently its market price per share than on the share price of a diversified fund.

Lending of Portfolio Securities

The Fund may from time to time lend securities from its portfolio, with a value not exceeding one-third of its total assets, to banks, brokers and other financial institutions and receive collateral in cash, a letter of credit issued by a bank or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The lending of securities is a common practice in the securities industry.  The Fund engages in security loan arrangements with the primary objective of increasing the Fund’s income either through investing the cash collateral in money market mutual funds, and short-term interest bearing obligations or by receiving a loan premium from the borrower.  Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities.  As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.  The Fund’s policy regarding lending of portfolio securities is fundamental.

During the period of such a loan, the Fund receives the income on both the loaned securities and the collateral and thereby increase its yield.  In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Money Laundering and Drug Smuggling

The Castro-led government in Cuba has been accused of cooperating, either directly or indirectly, with various illegal activities.  These activities range from harboring fugitives from other countries accused of committing financial fraud, such as money laundering, tax evasion and theft of corporate assets, to participating in drug smuggling and trafficking enterprises.  There is no assurance that if these activities have been engaged in by the Castro-led government that they will cease or that law enforcement will succeed in curtailing this problem in a post-Castro Cuba.  Such activities could impede the growth of legitimate businesses and hamper future efforts to develop a vibrant and successful free market economy in Cuba.

The Adviser does not have any particular expertise in detecting the nature and extent of these activities, other than gleaning it from information generally available to the public.  Also, it would be difficult to detect which enterprises in Cuba might be connected with these activities, even in a post-Castro economy.

Defaulted Cuban Bonds

There has been in the past a limited market in defaulted pre-Castro Cuban government bonds.  However, the market for these bonds is presently non-existent.  The New York Stock Exchange halted trading in pre-Castro bonds on the Exchange in July 1995 pending regulatory review by the U.S. Treasury.  There is no assurance that should the Adviser purchase these debt instruments for the Fund’s account  they would appreciate or ultimately be worth anything should the market for them disappear completely.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors of the Fund is responsible for overseeing the overall management and operations of the Fund.  The SAI contains additional information about the Fund’s directors.  Subject to the general supervision of the Board, the Adviser manages the Fund’s portfolio, makes decisions with respect to the places orders for all purchases and sales of the Fund’s securities, and maintains records relating to such purchases and sales.

Investment Adviser and Portfolio Management

Investment Adviser.  The Fund has retained HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. to provide investment advice.  Herzfeld Advisors, a U.S. registered investment adviser, maintains principal offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116.  Herzfeld Advisors, formed in 1984, is beneficially owned by Thomas J. Herzfeld.  The Adviser currently serves as the investment adviser of The Herzfeld Caribbean Basin Fund, Inc., another closed-end investment company.  The Adviser provides investment advice to individuals, corporations, and employee benefit plans.  In addition, the advisory personnel of the Adviser have experience managing investment portfolios that invest mainly in shares of other closed-end funds.  The investment policies and restrictions of the Fund are not the same as those of such investment portfolios.

Pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”) and under the direction and control of the Fund’s Board of Directors, the Adviser will make recommendations for purchases and sales of portfolio securities by the Fund pursuant to the Fund’s stated investment objective, policies and restrictions.  The Adviser transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.  The Adviser will determine the timing of portfolio transactions and other matters related to execution.

Portfolio Management.  Thomas J. Herzfeld is primarily responsible for the day-to-day management of the Fund’s portfolio.  Since 1984, Mr. Herzfeld has been the Chairman and President of Thomas J. Herzfeld Advisors, Inc., a federally registered investment adviser, and since 1981, Chairman and President Thomas J. Herzfeld & Co., Inc., a broker-dealer.  Prior to 1981, Mr. Herzfeld was Executive Vice President and Director of a New York Stock Exchange member firm.  Mr. Herzfeld has authored or edited a number of books, including “The Investors Guide to Closed-End Funds” (McGraw Hill, 1980), Herzfeld’s Guide to Closed End Funds (McGraw Hill, 1993) and co-authored “High Return, Low Risk Investment” (1st edition, G.P. Putnam’s Sons, 1981 and 2nd edition, McGraw Hill, 1993).  He is considered the first and a leading expert in the field of closed-end funds.  Mr. Herzfeld has been quoted in thousands of articles and written hundreds of articles on the subject of closed-end funds.  He has written periodically for Barron’s and has made television appearances on Wall Street Week, The Nightly Business Report and CNBC.

The SAI provides further information about Mr. Herzfeld’s compensation, other accounts managed by Mr. Herzfeld, and Mr. Herzfeld’s ownership of securities of the Fund.

Investment Advisory Agreement and Fees

The Investment Advisory Agreement sets forth the services to be provided by the Adviser as described above.  The Fund will pay the Adviser an advisory fee at the annual rate of 1.5% of the Fund’s average weekly net assets based on the net asset value at the end of each week and payable at the end of each calendar month.  That fee is higher than the advisory fee paid by most investment companies.

The Investment Advisory Agreement provides that the Adviser will bear all expenses of its employees and overhead incurred by it in connection with its duties thereunder.  The Adviser will pay the salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors as are interested persons (as such term is defined in the 1940 Act) of the Adviser. The Fund will bear all of its own expenses, including but not limited to the following: organizational and certain offering expenses (but not overhead or employee costs of the Adviser); advisory fees payable to the Adviser; fees and out-of-pocket travel expenses of the Fund’s directors who are not interested persons (as such term is defined in the 1940 Act) of any other party and other expenses incurred by the Fund in connection with directors’ meetings; interest expense; taxes and governmental fees; brokerage commissions incurred in acquiring or disposing of the Fund’s portfolio securities; membership dues to professional organizations; premiums allocable to fidelity bond insurance coverage; expenses of preparing stock certificates; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; charges and expenses of the Fund’s legal counsel and independent accountants; custodian, subcustodian, dividend paying agent, transfer agent and sub-transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund’s shares; payment for portfolio pricing services to a pricing agent, if any; expenses of stockholders’ meetings and preparing and distributing proxies and reports to stockholders; any litigation expenses; and expenses relating to investor and public relations.

The services of the Adviser under the Investment Advisory Agreement are not deemed to be exclusive, and nothing in the Investment Advisory Agreement will prevent any party, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.  When other clients of the Adviser desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, such purchases and sales will, to the extent feasible, be allocated among such clients and the Fund in a manner believed by the Adviser to be equitable to the Fund.  The allocation of securities may adversely affect the price and quality of purchases and sales of securities by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of obtaining the most favorable results for the Fund.

The Investment Advisory Agreement was approved by the Fund’s Board of Directors and its initial stockholder on _________, 200__.  The Agreement will initially continue in effect for a period of two years from its effective date.  If not sooner terminated, the Investment Advisory Agreement will continue in effect for successive periods of twelve months, provided that each continuance is specifically approved annually by (i) the vote of a majority of the Fund’s Board of Directors who are not parties to such agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) the vote of a majority of the outstanding voting securities of the Fund or (b) the vote of a majority of the Fund’s Board of Directors.  The Investment Advisory Agreement may be terminated by the Fund, without the payment of any penalty, upon vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund at any time upon not less than 60 days’ prior written notice to the Adviser, or by the Adviser upon not less than 60 days’ prior written notice to the Fund.  The Investment Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act) by either party or upon its termination.

A discussion of the basis for the Board of Directors’ approval of the Investment Advisory Agreement for the Fund is available in the Fund’s [Annual/Semi-Annual] Report to Shareholders for the period ________________.

The Adviser will not be liable for any act of omission, error of judgment, mistake of law or loss suffered by the Fund or its investors in connection with the matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Investment Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) (3) of the 1940 Act).

Administrative Services

The Fund has entered into an Administrative Services Agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting functions for the Fund, including providing or procuring administrative services necessary for the operations of the Fund, furnishing office space and facilities required for conducting the business of the Fund and providing persons satisfactory to the Directors of the Fund to serve as officers of the Fund.  As compensation for these services, the Adviser receives an annual fixed fee of $______.

Expenses of the Fund

Except as indicated above, the Fund will pay all of its expenses, including fees of the directors not affiliated with the Adviser and board meeting expenses; fees of the Adviser; interest charges; franchise and other taxes; organizational expenses; charges and expenses of the Fund’s legal counsel and independent accountants; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; expenses of calculating and publishing the net asset value of the Fund’s shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; SEC and state registration fees; [New York] Stock Exchange listing fees; and fees payable to the Financial Industry Regulatory Authority in connection with this Offering and fees of any rating agencies retained to rate any preferred shares issued by the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and any net realized capital gains.  Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by ___________ (the “Plan Agent”), in Fund shares pursuant to the Plan.  Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by the Plan Agent.  Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for The Cuba Fund, Inc.

The Plan Agent will serve as agent for the stockholders in administering the Plan.  If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund’s Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash, and participants in the Plan will receive Common Stock, to be issued by the Fund.  If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value.  If the market price per share on the valuation date is less than net asset value, the plan agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the [New York] Stock Exchange or elsewhere, for the participants’ accounts.  It is possible that the market price for the Common Stock may increase before the plan agent has completed its purchases.  Therefore, the average purchase price per share paid may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund.  The Plan Agent will make the purchases shortly after the payment date, but in no event later than the ex-dividend date for the next distribution.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock.  The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year.  No participant will have any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf.  Any voluntary cash payments received more than thirty days prior to January 15 will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments.  To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.  All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if U.S. currency is imprinted on the check) made payable to ____________ payable in U.S. dollars and should be mailed to the Plan Agent for The Cuba Fund, Inc. at __________.

The Plan Agent will maintain all stockholder accounts in the Plan and will furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions.  However, a participant will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.  The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.  The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.  See “Taxation - U.S. Federal Income Taxation of Stockholders.”

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for the dividend or distribution.  The Plan also may be amended or terminated by the Plan Agent upon at least 90 days’ written notice to all stockholders.  All correspondence concerning the Plan should be directed to the Plan Agent for The Cuba Fund, Inc. at ________________.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value will be calculated by the Adviser (i) no less frequently than weekly, (ii) on the last business day of each month and (iii) at any other times determined by the Fund’s Board of Directors.  Net asset value is calculated by dividing the value of the Fund’s net assets (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding.

In calculating the net asset value at any time:

(i) the value of any cash on hand or on deposit, bills and demand notes and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued and not yet received, will be its face amount, unless the Adviser has determined that its value is less, in which case its value will be deemed to be such amount as the Adviser determines to be reasonable;

(ii) the value of any security which is traded on a stock exchange (except as specified in (iii) below) will be determined by taking the latest available sales price on the primary exchange on which the security is traded or, if no such price is available, by taking the last quoted bid price;

(iii) the value of any security traded in the unregulated market will be determined by taking the last quoted bid price;

(iv) investments (if any) in securities of the U.S. government, its agencies and instrumentalities having a maturity of 60 days or less will be valued at amortized cost;

(v) the value of a forward contract will be calculated by reference to the price quoted at the date of valuation of the contract by the customary banking sources of the Fund;

(vi) the value of commodity futures or option contracts entered into by the Fund will be the margin deposit plus or minus the difference between the value of the contract on the date net asset value is calculated and the value on the date the contract originated, value being that established on a recognized commodity or options exchange, or by reference to other customary sources, with a gain or loss being recognized;

(vii) the value of any security or property for which no price quotation is available as provided above will be fair value determined in such manner as the Board of Directors, acting in good faith, deems appropriate, although the actual calculation may be done by others; and

(viii) the liabilities of the Fund will be deemed to include, without limitation, all bills and accounts payable, all other contractual obligations for the payment of money, including the amount of distributions declared and unpaid, all accrued and unpaid management fees, advisory fees and other expenses, all reserves for taxes or contingencies and all other liabilities of the Fund determined in accordance with generally accepted accounting principles.

In valuing securities or property for which no price quotation is available, the Board of Directors will consider various factors, including the fundamental analytical data relating to the investment, the nature and duration of any restriction on disposition of the investment, and the forces that influence the market in which such investment is purchased and sold.

Any assets or liabilities initially expressed in terms of foreign currencies will be translated into dollars at a quoted exchange rate or at such other appropriate rate as may be determined by the Adviser.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations which may affect the Fund and its shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to each shareholder of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund.  Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.

GENERAL. The Fund will seek to qualify for, taxation as a regulated investment company (“RIC”) under the Code except if, in the judgment of the Adviser, such qualification would severely restrict the Fund’s investment opportunities.  If the Fund qualifies as a RIC, it (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash.  Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or through borrowing the amounts required.

QUALIFICATION AS  REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the Code requires, among other things, that: (a) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) the Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, no such regulations have been issued.

If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”).  The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX.  If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.  No assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss.  The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Fund does not expect to distribute any such offsetting capital gains.  The Fund cannot carry back or carry forward any net operating losses.

If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.  The Fund may engage in a reorganization in the future.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund.  Cash to pay these dividends may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or by borrowing the amounts required.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year.  These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders.  For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by the Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest.  Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  The Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to the Fund may differ.  Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES.  Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale.  The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES.  The Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES.  The Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES.  The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares.  To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS.  Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by it will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

DISTRIBUTIONS.  Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2011.  The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisors for more information.

PURCHASES OF FUND SHARES.  Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

SALES, EXCHANGES OR REDEMPTIONS.  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (through reinvestment of dividends or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  Any loss disallowed under the wash sale rules will be allocated to the shareholder’s basis in the newly purchased shares.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING.  The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS.  Non-U.S. shareholders may be subject to U.S. tax due to their investment in the Fund.  This summary does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged to consult their tax advisors as to the U.S. and foreign country tax consequences of an investment in the Fund.

TAX-EXEMPT SHAREHOLDERS.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund due to the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  Tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

DESCRIPTION OF COMMON STOCK

The Fund is authorized to issue up to _________ shares of Common Stock, at no par value per share.  The Fund’s shares have no preemptive, conversion, exchange or redemption rights.  Each share has equal voting, dividend, distribution and liquidation rights.  The shares outstanding are, and the shares of Common Stock when issued will be, fully paid and nonassessable. Stockholders are entitled to one vote per share.  All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so.  In such event, the holders of the remaining shares will not be able to elect any directors.  The foregoing description and the description under “Certain Provisions of Articles of Incorporation and Bylaws” are subject to the provisions contained in the Fund’s Articles of Incorporation and Bylaws.

The Board of Directors may authorize the issuance of a class of preferred shares which would have precedence over the Common Stock in terms of liquidation rights and the payment of dividends.  Depending upon the terms of the preferred stock, the existence of outstanding preferred shares may disenfranchise holders of Common Stock with regard to certain voting matters such as proposals to convert to an open-end investment company.

The Underwriter has no present intention to make a market for the Fund’s shares.  The Fund and the Underwriter intend to apply for listing of the Fund’s shares on the [New York] Stock Exchange.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons or organizations beneficially owning 25% or more of the common stock of the Fund could be presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other stockholders.  As of ___________, 200_, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the Fund’s common stock were as follows:

Name and Address of Owner	Percentage Owned

Warrants

With each share of Common Stock that is purchased in the initial offering, the purchaser shall receive a warrant to purchase _____ additional shares of Common Stock at the same offering price.  As required under Section 18(d) of the 1940 Act, the warrants will expire 120 days after their date of issuance.  The issuance of additional shares of Common Stock through warrants may have a dilutive effect on the value of the Fund’s outstanding Common Stock.  Also, if there is little demand for the Common Stock in the trading market, the additional shares issued through warrants may depress the market price of the Common Stock.

Rights Offering

The Board of Directors of the Fund intends to offer additional shares of Common Stock to stockholders of record through a rights offering.  When the U.S. embargo against Cuba is lifted and if it is deemed to be advisable by the Board of Directors, the Fund will grant rights to its existing holders to purchase additional shares of Common Stock at the net asset value per share on the date of the rights offering subject to the requirements of the 1940 Act.  The Board also may authorize the issuance of rights to buy shares at a discount to net asset value upon receipt of necessary stockholder and regulatory approvals. The issuance of additional shares through a rights offering may substantially dilute the aggregate net asset value of the shares owned by stockholders who do not fully exercise their rights, and such stockholders will own a smaller proportional interest in the Fund after the offering than they did before.  Furthermore, if there is little demand for the Common Stock in the trading market, the additional shares issued through a rights offering may depress the market price of the Common Stock.

Certain Provisions of Articles of Incorporation and Bylaws

The Fund presently has provisions in its Articles of Incorporation and Bylaws (together, the “Charter Documents”) that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions and (iii) the ability of the Fund’s directors or stockholders to amend the Charter Documents or effect changes in the Fund’s investment adviser or management.  The Charter Documents also contain provisions which would inhibit any conversion of the Fund to an open-end investment company.  The provisions of the Charter Documents may be regarded as “anti-takeover” provisions.  Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes.  The term of office of the first class will expire on the date of the second annual meeting of stockholders, the term of office of the second class will expire on the date of the third annual meeting of stockholders and the term of office of the third class will expire on the date of the fourth annual meeting of stockholders.  Upon the expiration of the term of office of each class as set forth above, the directors in such class will be elected for a term of three years to succeed the directors whose terms of office expire. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of directors even if they are not then standing for re-election, and under Securities and Exchange Commission regulations, procedures are available for including stockholder proposals in management’s annual proxy statement).  This system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund’s stockholders to change the majority of directors.

Under the Fund’s Articles of Incorporation, a vote of 75% of the outstanding shares of Common Stock of the Fund is required to authorize (i) a merger or consolidation of the Fund with or into any other corporation; (ii) the liquidation or dissolution of the Fund; (iii) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Fund (other than in the regular course of its investment activities); and (iv) any amendment to the Articles of Incorporation of the Fund which converts the Fund to an open-end investment company or provides for fewer than three classes of directors.  Any amendment to the Articles of Incorporation of the Fund which reduces the 75% vote required to authorize the enumerated actions also must be approved by vote of the holders of 75% of the outstanding shares of Common Stock.  If any of the foregoing actions is approved by a vote of two-thirds of the directors who have served on the Board of Directors for a period of at least one full term, however, the affirmative vote of the holders of a majority of the Fund’s outstanding common stock will be sufficient to approve such actions.

The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.  The Board of Directors of the Fund has considered the foregoing provisions and concluded that they are in the best interests of the Fund and its stockholders.

UNDERWRITING

Thomas J. Herzfeld & Co., Inc. will serve as underwriter (the “Underwriter”) of the Fund’s shares on a [best-efforts] basis.  The Underwriter is an affiliate of the Investment Adviser.

The Underwriter has advised the Fund that it proposes initially to offer the Common Stock at the public offering price set forth on the cover page of this prospectus on a [best-efforts] basis and to selected dealers at such price less a concession not in excess of $_______ per share.  Such dealers may reallow a concession not in excess of $_______ per share to certain other dealers.  After the initial public offering, the public offering price, concession and discount may be changed.

Prior to this Offering, there has been no public market for the Common Stock of the Fund.  Consequently, the initial public offering price has been determined through negotiation among the Fund, the Adviser and the Underwriter.

The Fund and the Adviser have agreed to indemnify the Underwriter against losses arising out of certain liabilities, including liabilities under the applicable securities laws in the United States or to contribute to payments the Underwriter may be required to make in respect thereof.

The Fund has agreed to pay the Underwriter up to $__________ as reimbursement of a portion of the expenses incurred by it in connection with the Offering, provided that this amount will not exceed the amount of expenses actually incurred by the Underwriter in connection with the Offering.

TRANSFER AGENT AND REGISTRAR; DIVIDEND-PAYING AGENT

_________________ acts as the Fund’s transfer agent and registrar and dividend-paying agent.

CUSTODIAN

______________ acts as custodian of the Fund’s cash and securities.  The Custodian also maintains certain accounts and records of the Fund.

LEGAL MATTERS

Certain legal matters in connection with the offering of the shares of Common Stock, with respect to matters of U.S. law, will be passed upon for the Fund and for the Underwriter by Pepper Hamilton LLP.

FURTHER INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the SEC’s public reference room, 100 F Street, NE, Washington, DC, 20549.

Additional information regarding the Fund and the Offering is contained in the registration statement on Form N-2, including amendments, exhibits and schedules thereto, filed by the Fund with the SEC.  This prospectus does not contain all of the information set forth in the registration statement, including any amendments, exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement.  Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

A copy of the registration statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.  The SEC maintains a web site (http://www.sec.gov) that contains the registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

STATEMENT OF ADDITIONAL INFORMATION – TABLE OF CONTENTS

Additional information about the Fund is contained in a statement of additional information, which is available upon request without charge by contacting the Fund at ______________________.  Following is the Table of Contents for the statement of additional information:

GENERAL INFORMATION	3
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES	3
MANAGEMENT OF THE FUND	6
DIRECTOR COMPENSATION	9
CODE OF ETHICS	10
PROXY VOTING POLICIES AND PROCEDURES	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	10
INVESTMENT ADVISORY AND OTHER SERVICES	10
BROKERAGE ALLOCATION AND OTHER PRACTICES	12
REPURCHASE OF SHARES	13
TAXATION	14
EXPERTS	22
ADDITIONAL INFORMATION	23
PROXY VOTING POLICY AND PROCEDURES	A-1
INDEPENDENT AUDITORS’ REPORT	B-1
STATEMENT OF ASSETS AND LIABILITIES	C-2

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if the fund had authorized it. The fund is offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of common stock offered by this prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of common stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common stock.
_______________________________

TABLE OF CONTENTS

_______________________________

Until _________, 200__, all dealers effecting transactions in the Common Stock, whether or not participating in this distribution, may be required to deliver a prospectus.

_________ Shares

THE CUBA FUND, INC.

Common Stock

PROSPECTUS

Thomas J. Herzfeld & Co., Inc.

_________________, 200__

SUBJECT TO COMPLETION, DATED ______________, 200__

THE CUBA FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

The Cuba Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company.  This statement of additional information (“SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus dated ________ __, 200__.  This SAI does not include all of the information that a prospective investor should consider before purchasing the Fund’s common stock.  A copy of the Fund’s prospectus may be obtained without charge by calling (____) ____________.  You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site at http://www.sec.gov. Capitalized terms used, but not defined in this SAI, have the meanings given to them in the prospectus.

THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This SAI is dated _______ __ , 200__.

TABLE OF CONTENTS

GENERAL INFORMATION	3
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES	3
MANAGEMENT OF THE FUND	6
DIRECTOR COMPENSATION	9
CODE OF ETHICS	10
PROXY VOTING POLICIES AND PROCEDURES	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	10
INVESTMENT ADVISORY AND OTHER SERVICES	10
BROKERAGE ALLOCATION AND OTHER PRACTICES	12
REPURCHASE OF SHARES	13
TAXATION	14
EXPERTS	22
ADDITIONAL INFORMATION	23
PROXY VOTING POLICY AND PROCEDURES	A-1
INDEPENDENT AUDITORS’ REPORT	B-1
STATEMENT OF ASSETS AND LIABILITIES	C-2

GENERAL INFORMATION

The Fund is a diversified, closed-end management investment company incorporated under the laws of the State of Maryland on October 10, 1991.  The Fund’s investment objective is to seek maximum total return.  The Fund will pursue its objective by investing primarily in securities of issuers and companies that are likely, in the opinion of the adviser, to benefit from political, legal and economic developments in Cuba.  HERZFELD/CUBA (the “Adviser”), a division of Thomas J. Herzfeld Advisors, Inc., serves as the Fund’s investment adviser.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

Most of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the prospectus, under “Risk Factors” and “Investment Objective and Policies.”  Additional information concerning certain of the Fund’s investment policies and investments is set forth below.

Investment Policies

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus.

Preferred Stocks.  The Fund may invest in preferred stocks.  Generally, preferred stockholders receive dividends prior to distributions on common stock and have a priority of claim over common stockholders if the issuer of the stock is liquidated.  Unlike common stock, preferred stock which trades on an exchange or other market typically does not have voting rights; preferred stock, in some instances, is convertible into common stock.  The Fund may, from time to time, invest in preferred stocks that are rated investment grade by Moody’s Investment Services and Standard & Poor’s Corporation at the time of investment or whose issuer’s senior debt is rated investment grade by Moody’s or Standard & Poor’s at the time of investment, although the Fund is not limited to investments in investment grade preferred stocks.  In addition, the Fund may acquire unrated preferred stocks that the Adviser deems to be comparable in quality to rated preferred stocks in which the Fund is authorized to invest.

Money Market Instruments.  Under normal conditions the Fund may hold up to [20]% of its assets in cash or money market instruments.  The Fund intends to invest in money market instruments (as well as short-term debt securities issued by the U.S. Treasury Department or by other agencies of the U.S. Government) pending investments in debt securities, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors.  When the Adviser believes that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody’s or Standard & Poor’s or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities.  Money market instruments in which the Fund typically expects to invest include:  U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody’s or A-1 by Standard & Poor’s; and repurchase agreements.  See “Appendix A – Ratings of Corporate Obligations and Commercial Paper” attached to the Fund’s prospectus for further information on ratings by Moody’s and Standard & Poor’s.

Investments In Investment Company Securities and Exchange Traded Funds.  The Fund may invest up to [%] of its assets in investment company securities issued by open-end and closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”), including exchange traded funds (“ETFs”).  The Fund may, from time to time, invest in other closed-end investment companies when they are trading at a discount, and when market conditions seem appropriate to the Adviser.  Such investments are subject to limitations prescribed by the 1940 Act, unless exemptive relief granted by the Securities and Exchange Commission (“SEC”) is applicable.  These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETF may be dependent upon licenses to use the various indices as a basis for determining its composition and/or otherwise to use certain trade names. If these licenses are terminated, the ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF will be available for investment at that time.

Investment Limitations

The Fund has adopted the investment limitations set forth below.  For purposes of the restrictions listed below and other investment restrictions of the Fund described in this SAI and the prospectus, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund’s portfolio.  The following non-fundamental policies may be changed by the Board of Directors without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.  The Fund will not:

1.           Purchase any securities (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of the Fund’s total assets would be invested in securities of any single issuer.

2.           Invest 25% or more of the value of its total assets in a particular industry.  This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, but will apply to foreign government obligations until such time as the Securities and Exchange Commission permits their exclusion.

3.           Issue senior securities other than preferred shares issued in accordance with Section 18 of the 1940 Act, pledge its assets or borrow money in excess of 10% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings) and other than for temporary or emergency purposes or for the clearance of transactions, except that the Fund may borrow from a bank or other entity in a privately arranged transaction for repurchases and/or tenders for its shares, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, and may pledge its assets to secure permitted borrowings.  For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

4.           Make loans, except through (i) the purchase of debt obligations consistent with the Fund’s investment policies, (ii) investment in repurchase agreements consistent with its investment policies and (iii) lending portfolio securities in a manner consistent with the Fund’s investment policies and the provisions of the Investment Company Act and SEC positions thereunder.

5.           Purchase or sell real estate or real estate mortgage loans, except that the Fund may purchase and sell securities of companies that deal in real estate or interests therein.

6.           Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions, and except that the Fund may engage in transactions as described under “Special Leverage Considerations” and post margin in connection therewith consistent with its investment policies.

7.           Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

8.           Buy or sell commodities, commodity contracts or futures contracts (other than as described under “Special Leverage Considerations”).

Portfolio Turnover

It is the Fund’s policy to sell any security whenever, in the opinion of the Adviser, the appreciation possibilities of the security have been substantially realized or the business or market prospects for the issuer of such security have deteriorated, irrespective of the length of time that such security has been held.  In addition, the Fund from time to time may engage in short-term transactions in order to take advantage of what the Adviser believes to be market inefficiencies in the pricing of equity and equity-linked securities.  The Adviser expects that the Fund’s annual rate of portfolio turnover may exceed 100% at times when the Fund is taking advantage of short-term trading opportunities or if a complete reallocation of the Fund’s investment portfolio becomes advisable upon the lifting of the U.S. embargo.  A 100% annual turnover rate would occur if all of the securities in the Fund’s portfolio were replaced once within a period of one year.  The turnover rate has a direct effect on the transaction costs borne by the Fund.

MANAGEMENT OF THE FUND

The Fund’s Board of Directors (the “Board”) is responsible for the overall management of the Fund, including oversight of the Adviser and other service providers.  There are [nine] directors of the Fund.  Two of the directors are “interested persons” (as defined in the 1940 Act).  Information about both the Fund’s directors and officers is set forth in the tables below.

Information About Directors and Officers

Name, Address, Age	Position(s) Held With Fund	Length of Term Served, and Term of Office	Principal Occupation(s) and During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Directors
[to be named]	Director				.
[to be named]	Director
[to be named]	Director
[to be named]	Director
[to be named]	Director
[to be named]	Director
[to be named]	Director
Interested Directors and Officers
Thomas J. Herzfeld * P.O. Box 161465 Miami, Florida 33116 Age: 64	President, Chairman of the Board of Directors, and Director	Director of Fund since 1991. Three year term of office.	Chairman and President of Thomas J. Herzfeld & Co., Inc. (a registered broker/dealer), and Thomas J. Herzfeld Advisors, Inc.	2 **	None
Cecilia Gondor * P.O. Box 161465 Miami, Florida 33116 Age: 46	Secretary, Treasurer and Director	Director of Fund since 1991. Three year term of office.	Executive Vice President of Thomas J. Herzfeld & Co., Inc. (a registered broker/dealer), and Thomas J. Herzfeld Advisors, Inc.	1	None

*           Each of Mr. Herzfeld and Ms. Gondor is an “interested person” of the Fund because each is an officer of the Fund’s Adviser and because each is an officer of an affiliate of the Fund’s Adviser.

**           Mr. Herzfeld is a director of the Herzfeld Fund Complex, which is comprised of the Fund and The Herzfeld Caribbean Basin Fund, Inc., a registered closed-end investment company.

Committees of the Board of Directors

The Board has formed an Audit Committee and a Nominating Committee.

The Board has adopted a written charter for the Audit Committee, which became effective ________________, 200__.  The Audit Committee of the Board currently consists of ____________, ____________ and _______________, none of whom is an “interested person” of the Fund.  Each member of the Audit Committee is considered independent under the applicable [New York Stock Exchange] listing standards.  The Audit Committee reviews the scope of the audit by the Fund’s independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund.  During the fiscal year ended ____________, 200_, the Audit Committee did not meet as the Fund had not yet commenced operations.

The Board has adopted a written charter for the Nominating Committee, which became effective on ______________, 200_.  The  Nominating Committee is comprised of ____________, ____________ and _______________, each of whom is an independent director under the 1940 Act and under [New York Stock Exchange] listing standards.  The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created, and operates under a written charter.  The Nominating Committee will not consider nominees recommended by stockholders.  The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment; (ii) the ability to properly exercise their duties of loyalty and care; (iii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iii) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (iv) the ability to read and understand basic financial statements.  The Committee retains the right to modify these minimum qualifications from time to time.  In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government.  The Committee’s process for identifying and evaluating nominees is as follows:  In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Fund, if any, during their term, and confirms their independence, if applicable.  In the case of new director candidates, the committee first determines whether the nominee must be independent for purposes of [New York Stock Exchange] and whether the candidate must be considered a disinterested director under the 1940 Act.  In either case, determinations are based upon the Fund’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, the rules of the Financial Industry Regulatory Authority, and the advice of counsel, if necessary.  The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The Committee then meets to discuss and consider such candidates’ qualifications and recommend the nominee.  The Nominating Committee did not meet during the fiscal year ended ____________, 200_ as the Fund had not yet commenced operations.

Ownership of the Fund By Directors

Set forth in the following table are the directors of the Fund, together with the dollar range of equity securities beneficially owned by each director as of ___________, 200_, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Adviser).

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in Family of Investment Companies
Disinterested Directors
[ ]
[ ]
[ ]

Interested Directors
Thomas J. Herzfeld
Cecilia Gondor

None of the disinterested directors, and no immediate family member of any disinterested director, owns beneficially or of record any securities of the Fund’s Adviser, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

As of ___________, 200__, directors and executive officers (__ persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares on that date.

DIRECTOR COMPENSATION

The Fund pays the disinterested directors of the Fund $________ per quarter in addition to $____ for each meeting of the board and $_____ for each committee meeting, if held separately, attended by him, plus reimbursement for expenses.  Such fees totaled $________ for the fiscal year ended __________, 200_.

The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended _____________, 200_ is set forth in the compensation table below.  Mr. Herzfeld and Ms. Gondor serve on the Fund’s Board and on the board of directors of The Herzfeld Caribbean Basin Fund, Inc., a registered investment company also advised by the Adviser (collectively, the “Fund Complex”).  Neither Mr. Herzfeld nor Ms. Gondor receive direct compensation for his or her services on either board.  None of the other directors serves on the board of any other registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services.

Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

Name of Person and Position with the Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Directors
Disinterested Directors
[ ]
[ ]
[ ]
Interested Directors
Thomas J. Herzfeld	$	$	$
Cecilia Gondor	$	$	$

Compensatory information with respect to the Fund is estimated with respect to the first full year of operations of the Fund.  All other compensatory information in the above table is as of fiscal year end ___________, 200_.

CODE OF ETHICS

The Fund and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, following certain black-out periods specified in the code, and subject to certain other conditions and restrictions.

The code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090 and this code of ethics is available on the EDGAR database on the SEC’s internet site at:  http://www.sec.gov.  Copies of this code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC, 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting policies and procedures are attached to this SAI as Appendix A.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) _______; and on the SEC’s website at http:/www.sec.gov.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons or organizations beneficially owning 25% or more of the common stock of the Fund could be presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other stockholders.  As of ___________, 200_, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the Fund’s common stock were as follows:

Name and Address of Owner	Percentage Owned

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Fund has engaged HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc., the Adviser, to provide professional investment management to the Fund pursuant to an investment advisory agreement dated _____________, 200__.  Each of Thomas J. Herzfeld and Cecilia Gondor are officers of the Fund and employees of the Adviser.  See “Management of the Fund” in the prospectus for additional information regarding their positions with the Fund and the Adviser.

The Advisory Agreement provides that the Fund shall pay to the Adviser a fee for its services which is equal to 1.5% per annum of the Fund’s average weekly net assets.

Portfolio Manager

Other Accounts Managed.  Thomas J. Herzfeld is primarily responsible for the day-to-day management of the Fund’s portfolio.  In addition to managing the Fund, Mr. Herzfeld is primarily responsible for the day-to-day management of the following other accounts:

Type of Account	Number of Accounts	Total Assets
Registered Investment Company
Pooled Investment Vehicles
Other Accounts

The advisory fee for these accounts is not based upon the performance of the accounts.

Material conflicts of interest that may arise in connection with Mr. Herzfeld’s management of the Fund’s investments and investments in other accounts include conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by Mr. Herzfeld, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by Mr. Herzfeld.  These conflicts do no currently exist, and the Adviser has adopted policies and procedures to address conflicts of interest to ensure compliance with securities regulations and to ensure fair and equitable treatment of the Fund and other accounts should any conflict arise.

Compensation.  Mr. Herzfeld receives a quarterly fixed salary from the Adviser’s affiliated broker/dealer firm, Thomas J. Herzfeld & Co., Inc., of which Mr. Herzfeld is the sole owner.  Mr. Herzfeld may also receive bonuses from the broker/dealer firm, as determined by the terms of his contract with the firm.  Mr. Herzfeld does not receive compensation as portfolio manager from the Adviser.

Ownership of Securities.

Mr. Herzfeld beneficially owns [$_________] of equity securities of the Fund.

Administrative Services

The Fund has entered into an Administrative Services Agreement with the Adviser, pursuant to which the Adviser performs and arranges for the performance of certain administrative and accounting functions for the Fund, including (i) providing persons satisfactory to the Directors of the Fund to serve as officers and, in that capacity, manage the daily operations of the Fund; (ii) processing the payment of expenses for the Fund; (iii) supervising the preparation of periodic reports to the Fund's stockholders; (iv) preparing materials for Fund Board and Committee meetings; (v) supervising the pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent, auction agent and printers; (vii) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Adviser, custodian and/or transfer agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (viii) providing executive, clerical and secretarial help needed to carry out these responsibilities.  As compensation for these services, the Adviser receives an annual fixed fee of $______.

Custodian

The custodian for the securities and cash of the Fund is _______________, located at _______________________.  The custodian is a [commercial bank], formed as a ____________.  The custodian’s services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of a custody account in the custodian’s trust department, the segregation of all certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody account of the Fund, releasing and delivering securities from the custody account of the Fund, maintain records with respect to such custody account, delivering to the Fund a daily and monthly statement with respect to such custody account, and causing proxies to be executed.  The custodian’s fee is paid by the Fund.

Independent Auditors

The Fund will be audited by _______________, [address], [city], [state] [zip]. The auditors provide audit and tax return preparation, and consultation services in connection with the review of Fund’s various SEC filings.

BROKERAGE ALLOCATION AND OTHER PRACTICES

In portfolio transactions involving equity securities, the Adviser places orders on behalf of the Fund directly with brokers, which may include brokers affiliated with the Adviser, except that the purchase of shares in rights offerings is made directly from the issuer.  The Adviser may manage other accounts and funds that invest in equity securities of Caribbean Basin Companies.  Although investment decisions for the Fund are made independently from those of other accounts or funds managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts and funds.  When the Fund and one or more accounts or funds managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable to each.  In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund’s portfolio is to obtain best execution taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker or dealer.  The capability and financial condition of the broker or dealer may also be criteria for the choice of that broker or dealer.  Subject to obtaining the best execution, brokers, including affiliates of the Adviser, who provide investment research services to the Adviser, including market and statistical information and quotations for portfolio evaluation purposes, may receive orders for transaction of the Fund.  The terms “investment research” and “market and statistical information and quotations” include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.  Neither the Fund nor the Adviser is obligated to deal with any broker or group of brokers for the execution of portfolio transactions, and there is no intention to place portfolio transactions with particular brokers or groups thereof.

Research provided to the Adviser in advising the Fund will be in addition to and not in lieu of the services required to be performed by the Adviser itself, and the Adviser’s fees will not be reduced as a result of the receipt of supplemental information.  This information is regarded as only supplementary to the Adviser’s own research effort, since the information must be analyzed, weighed and reviewed by the Adviser’s staff.  This information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information will necessarily be used by the Adviser in connection with the Fund.  Conversely, information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may prove useful to the Adviser in providing services to the Fund.  The Board will review at least annually the commissions allocated by the Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its stockholders do not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s common stock trades in the open market at a price that is a function of several factors, including net asset value, dividend stability, relative demand for and supply of such common stock in the market, general market and economic conditions, dividend levels (which are in turn affected by expenses), and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (a “Discount”), the Board may consider actions that might be taken to reduce or eliminate any material Discount in respect of common stock, which may include the repurchase of such stock in the open market or in private transactions, the making of a tender offer for such stock at net asset value, or the conversion of the Fund to an open-end investment company.  The Board may not decide to take any of these actions, and has determined that it will take no such actions prior to 15 years of operations.  In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any Discount.

If the Fund should issue preferred stock in the future, the Fund’s ability to repurchase shares of, or tender for, its common stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by various rating agencies.  No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Fund’s common stock trading at a price that is close to, equal to or above net asset value.  The Fund may borrow to finance repurchases and/or tender offers.  Any tender offer made by the Fund for its shares may be at a price equal to or less than the net asset value of such shares.  Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of common stock or to make a tender offer.  Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those acts.

Because the Fund has never repurchased its common stock and has no present intention to do so, the Board has not established procedures and criteria applicable to repurchases of shares by the Fund.

The repurchase by the Fund of its common stock at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding.  However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s common stock trading at a price equal to its net asset value.  Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common stock will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.  Any purchase by the Fund of its common stock at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding shares of common stock then remaining and decrease the asset coverage of the preferred shares.

Before deciding whether to take any action if the common stock trades below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations.  Based on these considerations, even if the Fund’s common stock should trade at a Discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations which may affect the Fund and its shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to each shareholder of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund.  Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.

GENERAL. The Fund will seek to qualify for, taxation as a regulated investment company (“RIC”) under the Code except if, in the judgment of the Adviser, such qualification would severely restrict the Fund’s investment opportunities.  If the Fund qualifies as a RIC, it (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash.  Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or through borrowing the amounts required.

QUALIFICATION AS  REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the Code requires, among other things, that: (a) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) the Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, no such regulations have been issued.

If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”).  The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX.  If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.  No assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss.  The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Fund does not expect to distribute any such offsetting capital gains.  The Fund cannot carry back or carry forward any net operating losses.

If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.  The Fund may engage in a reorganization in the future.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund.  Cash to pay these dividends may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or by borrowing the amounts required.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year.  These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders.  For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by the Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest.  Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  The Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to the Fund may differ.  Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES.  Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale.  The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES.  The Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES.  The Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES.  The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares.  To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS.  Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by it will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

DISTRIBUTIONS.  Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2011.  The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisors for more information.

PURCHASES OF FUND SHARES.  Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

SALES, EXCHANGES OR REDEMPTIONS.  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (through reinvestment of dividends or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  Any loss disallowed under the wash sale rules will be allocated to the shareholder’s basis in the newly purchased shares.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING.  The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS.  Non-U.S. shareholders may be subject to U.S. tax due to their investment in the Fund.  This summary does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged to consult their tax advisors as to the U.S. and foreign country tax consequences of an investment in the Fund.

TAX-EXEMPT SHAREHOLDERS.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund due to the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  Tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

EXPERTS

The statement of assets and liabilities of the Fund as of ________, 200__ appearing in this statement of additional information has been audited by _________________, independent auditors, as set forth in their report thereon appearing elsewhere in the registration statement (of which this statement of additional information forms a part), and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. _________________ located at _____________________________, provides accounting and auditing services to the Fund.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the SEC in Washington, DC.  The prospectus and this statement of additional information do not contain all the information set forth in the registration statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement.  Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. You may also review and copy the registration statement by visiting the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.  Copies of the registration statement may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC, 20549 or by e-mail request at publicinfo@sec.gov.  In addition, reports and other information about the Fund may be viewed on-screen or downloaded from the SEC’s Internet site (http://www.sec.gov).

APPENDIX A

THE CUBA FUND, INC.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of The Cuba Fund, Inc. (the “Fund) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s investment adviser (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.1  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser (“Sub-Adviser”) retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund.  The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest2, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

____________________
1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser’s or Sub-Adviser’s independence of judgment and action with respect to the voting of the proxy.

A-1

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part. at any time.

Annual Filing

The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Fund shall include in its annual report to stockholders:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities and

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number and on the SEC website.

The Fund shall also include in its annual and semi-annual reports to stockholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge upon request, by calling the Funds toll-free telephone number and on the SEC website.

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds toll-free telephone number and on the SEC website.

Review of Policy

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

A-2

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of The Cuba Fund, Inc.:

We have audited the statement of assets and liabilities of The Cuba Fund, Inc., as of ____________, 200__.  This financial statement is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of The Cuba Fund, Inc. at _______________, 200__ in conformity with generally accepted accounting principles.

_________________, 200__

B-1

STATEMENT OF ASSETS AND LIABILITIES

THE CUBA FUND, INC.

_________________ 200__

ASSETS
Cash	$	_________
Deferred organization and offering expenses (Note 1)		_________
Total assets
LIABILITIES
Deferred organization and offering expenses payable (Note 1)		_________
NET ASSETS (Applicable to _____ shares of common stock, no par value, issued and outstanding; __________ shares authorized) (Note 1)		_________
Net asset value per share of Common Stock ($___________ shares of Common Stock)	$	_________

C-1

NOTES TO STATEMENT OF ASSET AND LIABILITIES

Note 1.  Organization

The Fund was incorporated under the laws of the State of Maryland on October 10, 1991 as a closed-end, non-diversified management investment company and has had no operations other than the sale to HERZFELD/CUBA of an aggregate of _________ shares for $______________ on ___________, 200__.

Deferred organization costs will be amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.  Direct costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2.  Management Arrangements

The Fund has engaged HERZFELD/CUBA (the “Investment Adviser”), a subsidiary of Thomas J. Herzfeld Advisors, Inc. to provide investment advisory and management services to the Fund.  The Investment Adviser will receive an annual fee in an amount equal to ____% of the average weekly net assets of the Fund.

Note 3.  Federal Income Taxes

[To be inserted]

C-2

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits
(1)	Financial Statements:

The registrant has not conducted any business as of the date of this filing, other than in connection with its organization.  [Financial Statements indicating that the registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by pre-effective amendment to this registration statement.]

(2)	Exhibits
	(a)	Articles of Incorporation *
	(b)	Bylaws *
	(c)	Not applicable
	(d)	Specimen Certificate for common stock *
	(e)	Terms and Conditions of Dividend Reinvestment Plan *
	(f)	Not applicable
	(g)	Investment Advisory Agreement between the Cuba Fund, Inc. and HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc.*
	(h)	(i) Form of Purchase Agreement *
(ii) Form of Standard Dealer Agreement *
	(i)	Not applicable
	(j)	Custody Agreement between the Cuba Fund, Inc. and __________________ *
	(k)	(i) Transfer Agency and Service Agreement between the Cuba Fund, Inc. and _______________*
(ii) Administrative Services Agreement between the Cuba Fund, Inc. and Thomas J. Herzfeld Advisors, Inc. *
	(l)	Opinion of Pepper Hamilton LLP *
	(m)	Not applicable
	(n)	Consent of _____________, Independent Auditors of the Fund *

(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Code of Ethics *
* To be filed by amendment

Item 26. Marketing Arrangements
To be furnished by amendment.

Item 27. Other Expenses of Issuance and Distributions

The registrant expects to incur approximately $____________ of expenses in connection with the rights offering.  The following table identifies the significant expenses associated with the rights offering.

Description of Fees and Expenses	Estimated Expenses*
Registration fees	$_______
[New York] Stock Exchange listing fee	$_______
Printing (other than stock certificates)	$_______
Engraving and printing of stock certificates	$_______
Accounting fees and expenses	$_______
Legal fees and expenses	$_______
Transfer Agent fees and expenses	$_______
Financial Industry Regulatory Authority fees	$_______
Miscellaneous	$_______
Total Estimated Costs	$_______

* To be furnished by amendment.

Item 28. Person Controlled by or Under Common Control
None

Item 29. Number of Holders of Securities
Title of Class	Record Holders as of ______, 200__
Common stock, no par value per share	0

Item 30. Indemnification

The General Corporation Law of the State of Maryland and the Fund’s Bylaws provide that the Fund is entitled (and, if successful on the merits or otherwise, obligated) to indemnify each director or officer in connection with any proceeding to which such director or officer is made a party by reason of service in his capacity as a director of officer, unless it is proved that (1) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe  that the act or omission was unlawful.  The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund.  Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director or officer in connection with the proceeding.  If, however, the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the director or officer shall have been adjudged to be liable to the Fund or in a proceeding by the director to enforce indemnification.

The Investment Advisory Agreement filed as Exhibit 2(g) provides for the indemnification of ________________ for _________________.  In addition, the Purchase Agreement filed as Exhibit 2(h)(i) provides for the indemnification of _________________ for ______________.

The registrant has purchased insurance insuring its directors and officers against certain liabilities incurred in their capacities as such, and insuring the registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on February 12, 2009 with the Securities and Exchange Commission by Thomas J. Herzfeld Advisors, Inc. (Firm SEC No. 801-20866) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32. Location of Accounts and Records

All such books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at one or more of the following locations:

Thomas J. Herzfeld Advisors, Inc., P.O. Box 161465, Miami, FL 33116
[insert custodian name and address]
[insert transfer agent name and address]

Item 33. Management Services
Not applicable

Item 34. Undertakings
The registrant hereby undertakes:
(1)
to suspend the offering of the shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus;

(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)(a)
that for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance on Rule 430A and contained in the form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective; and

(5)(b)
that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of  the securities at that time shall be deemed to be the initial bona fide offering thereof;

(6)	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-effective Amendment No. 6 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Miami, and the State of Florida, on the 7th day of April 2009.

THE CUBA FUND, INC.

By:           /s/ Thomas J. Herzfeld
    Thomas J. Herzfeld, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacity and on the dates indicated.

Signatures	Title	Date

/s/ Thomas J. Herzfeld	President and Director	April 7, 2009
Thomas J. Herzfeld	(Principal Executive Officer)

/s/ Cecilia L. Gondor	Treasurer, Secretary and	April 7, 2009
Cecilia L. Gondor	Director (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page